UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2009
Voyager Learning Company
(Exact name of registrant as specified in its charter)

Delaware	001-07680	36-3580106

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 400, Dallas, TX	75234-8923

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 932-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 20, 2009, Voyager Learning Company (“Voyager”) hosted a conference call to discuss Voyager’s results for its second quarter ended June 30, 2009, and to discuss and answer questions regarding the proposed business combination transaction (the “Mergers”) with Cambium Learning, Inc. A transcript (the “Transcript”) of the conference call is attached hereto as Exhibit 99.1.

This Form 8-K and the Transcript attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding Voyager’s results of operations and or financial condition for the second quarter or six months ended June 30, 2009, are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

Item 8.01. Other Events

The portions of the Transcript that relate to the discussion of the Mergers are being filed herewith as Exhibit 99.1 to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated into this Item 8.01

Additional Information and Where to Find It
On August 6, 2009, Cambium-Voyager Holdings, Inc. filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a preliminary proxy statement/prospectus regarding the proposed business combination of Voyager and Cambium Learning, Inc. This material is not a substitute for the final proxy statement/prospectus regarding the proposed business combination. Investors and stockholders are urged to read carefully the preliminary proxy statement/prospectus and the final proxy statement/prospectus when available because they contain and will contain important information about Cambium-Voyager Holdings, Inc., Cambium Learning, Inc., Voyager, the business combination and related matters. Voyager will mail the final proxy statement/prospectus to each of its stockholders. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain documents filed by Voyager with the SEC regarding this transaction, free of charge, from Voyager’s website (www.voyagercompany.com) under the heading “Investor Relations” and then under the tab “SEC Filings.”
Cambium-Voyager Holdings, Inc., Voyager, Cambium Learning, Inc. and their respective directors, executive officers and various other members of management and employees may be soliciting proxies from Voyager’s stockholders in favor of the merger agreement entered into in connection with the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Voyager’s stockholders is included in the preliminary proxy statement/prospectus described above and will be included in the final proxy statement/prospectus when available.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Transcript of Voyager Learning Company’s second quarter 2009 earnings conference call held on August 20, 2009.

99.2	Reconciliation of Net Loss to Adjusted Loss Before Interest, Other Income (Expense), Income Taxes and Depreciation and Amortization (EBITDA).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2009
VOYAGER LEARNING COMPANY

	By:	/s/ Bradley C. Almond

Bradley C. Almond
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of Voyager Learning Company’s second quarter 2009 earnings conference call held on August 20, 2009.

99.2	Reconciliation of Net Loss to Adjusted Loss Before Interest, Other Income (Expense), Income Taxes and Depreciation and Amortization (EBITDA).